Income Taxes	9 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 - Income Taxes

The Company determines its tax provision for interim periods using an estimate of its annual effective tax rate adjusted for discrete items, if any, that are taken into account in the relevant period. The Company updated its estimate of the annual effective tax rate, and if its estimated tax rate changes, the Company will be making a cumulative adjustment.

The Company’s effective tax rate (“ETR”) is (10.8)% and 58.3% for the nine months ended December 31, 2023 and 2022, respectively. The Company’s ETR is (3.5)% and 173.8% for the three months ended December 31, 2023 and 2022, respectively.

The movement in ETR was primarily due to 1) a significant increase in loss before income taxes mainly due to change in fair value of derivative warrant liabilities which cannot be set off against future taxable income as the Company is situated in Cayman Islands wherein no tax is applicable, and 2) increase in non-deductible expenses incurred, during the three and nine months ended December 31, 2023, as compared to the three and nine months ended December 31, 2022.